UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: June 24, 2014
(Date of earliest event reported)

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-16075	86-0449546
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1065 Avenue of the Americas, 30th Floor,
New York, NY 10018

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

On June 24, 2014, Sequential Brands Group, Inc., a Delaware corporation (the “Company”), and Galaxy Brand Holdings, Inc., a Delaware corporation (“Galaxy”), announced that they have entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SBG Universe Brands, LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Company (“LLC Sub”), Universe Galaxy Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of LLC Sub (“Merger Sub”), Carlyle Equity Opportunity GP, L.P., a Delaware limited partnership, solely in its capacity as the representative of the Galaxy stockholders and optionholders (the “Stockholder Representative”), and, for purposes of Section 6.5(b) thereof only, Carlyle Galaxy Holdings, L.P., a Delaware limited partnership (“Carlyle”).

Pursuant to the Merger Agreement, at the closing, Merger Sub will merge with and into Galaxy (the “Initial Merger”), with Galaxy continuing as the surviving corporation and a wholly owned subsidiary of LLC Sub (the “Initial Surviving Corporation”), and immediately thereafter, the Initial Surviving Corporation will merge with and into LLC Sub (the “Subsequent Merger” and collectively with the Initial Merger, the “Mergers”), with LLC Sub continuing as the surviving entity in the Subsequent Merger.

In the Initial Merger, all outstanding equity interests of Galaxy (other than equity interests for which appraisal rights under Delaware law are properly exercised and not withdrawn) will be converted into the right to receive a pro rata portion of $100,000,000 in cash (subject to adjustment as set forth in the Merger Agreement), 13,750,000 shares of the Company’s common stock, and certain performance-based warrants (the “Warrants”) (the “Merger Consideration”), subject to the terms and conditions set forth in the Merger Agreement.

The Warrants will be exercisable for an aggregate of up to an additional 3,000,000 shares (the “Warrant Shares”) of the Company’s common stock, with an exercise price of $11.20 per share based upon the performance of the Linens ‘n Things brand following the closing. Specifically, (i) if the Linens ‘n Things brand generates net royalties equal to or in excess of $10 million in calendar year 2016, 500,000 Warrant Shares will vest, (ii) if the Linens ‘n Things brand generates net royalties equal to or in excess of $15 million in calendar year 2016, an additional 1,000,000 Warrant Shares will vest, (iii) if the Linens ‘n Things brand generates net royalties equal to or in excess $10 million in calendar year 2017, 500,000 Warrant Shares will vest, and (iv) if the Linens ‘n Things brand generates net royalties equal to or in excess $15 million in calendar year 2017, an additional 1,000,000 Warrant Shares will vest. There can be no assurances that any or all of the Warrant Shares will vest; Galaxy currently does not derive any royalties from the Linens ‘n Things brand.

The Merger Agreement contains customary representations and warranties by the Company and Galaxy, and covenants of the Company and Galaxy. Consummation of the Mergers is subject to customary conditions, including without limitation (i) the approval of Galaxy stockholders, which approval was obtained by written consent on June 24, 2014 following execution and delivery of the Merger Agreement, (ii) the approval of the Company’s stockholders, which approval was obtained by written consent on June 24, 2014 following execution and delivery of the Merger Agreement, (iii) 20 business days having elapsed since the mailing to the Company’s stockholders of the definitive information statement with respect to such stockholder approval, (iv) the expiration or termination of any waiting period applicable to the consummation of the Mergers under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (v) the absence of any statute, rule, regulation, executive order, decree temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated or issued by any governmental entity preventing the consummation of the Mergers. Moreover, each party’s obligation to consummate the Mergers is subject to certain other conditions, including without limitation (x) the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers) and (y) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (subject to customary materiality qualifiers).

In connection with the Merger Agreement and the transactions contemplated thereby, the Company has entered into (i) a commitment letter with Bank of America, N.A., dated June 24, 2014, with respect to a senior secured first-lien credit facility (the “First-Lien Facility”) under which the Company may borrow up to $75 million of term loans and up to $25 million of revolving loans and (ii) a commitment letter with GSO Capital Partners LP (“GSO”), dated June 24, 2014, with respect to a senior secured second-lien credit facility (the “Second-Lien Facility”) under which the Company may borrow up to $90 million of term loans. The proceeds of the First-Lien Facility and the Second-Lien Facility will be used to fund the Mergers with Galaxy pursuant to the terms of the Merger Agreement, to repay existing debt, to pay fees and expenses in connection with the foregoing, for working capital, capital expenditures, and other lawful corporate purposes of the Company and its subsidiaries. The commitments of the lenders under the commitment letters are subject to various conditions, including the negotiation and execution of definitive financing agreements prior to December 31, 2014 and the consummation of the Mergers in accordance with the terms and conditions set forth in the Merger Agreement. In addition, GSO has agreed through the accordion feature in the Second-Lien Facility to provide up to an additional $70 million subject to certain conditions.

The Merger Agreement contains certain provisions giving each of the Company and Galaxy rights to terminate the Merger Agreement under certain circumstances. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay to Galaxy a termination fee of $16 million.

In connection with the consummation of the Mergers, the Company and the Stockholder Representative, on behalf of the former Galaxy stockholders and optionholders, will enter into a Registration Rights Agreement, which grants the Stockholder Representative, on behalf of former Galaxy stockholders and optionholders, customary registration rights with respect to certain shares of the Company common stock and the Warrants to be issued in the Mergers. In addition, the Company has agreed to provide Carlyle with certain rights to nominate an individual for election by the stockholders to the board of directors of the Company.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 and is incorporated by reference into this report.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, LLC Sub, Merger Sub, Galaxy, or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement (a) were made by the parties thereto only for purposes of that agreement and as of specific dates; (b) were made solely for the benefit of the parties to the Merger Agreement; (c) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement (such disclosures include information that has been included in public disclosures, as well as additional non-public information); (d) may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and (e) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company, LLC Sub, Merger Sub, Galaxy or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, LLC Sub, Merger Sub, Galaxy or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that are filed with the Securities and Exchange Commission (the “SEC”).

Item 3.02    UNREGISTERED SALES OF EQUITY SECURITIES

In the transaction described in Item 1.01, the Company intends to issue on the closing date of the Mergers, 13,750,000 shares of its common stock and the Warrants to purchase an aggregate of up to 3,000,000 additional shares of the Company’s common stock, as part of the Merger Consideration, in exchange for all of the issued and outstanding shares of Galaxy. To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated in Item 1.01 of this report is incorporated by reference in this Item 3.02.

The Company expects to issue the shares and Warrants in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. Pursuant to the Merger Agreement, the Company has agreed to prepare and use its reasonable best efforts to file with the SEC, as promptly as practicable after the consummation of the Mergers, a registration statement with respect to the resale of such shares and Warrants.

Item 5.02    APPOINTMENT OF DIRECTOR

Conditioned upon and effective upon the closing of the Merger Agreement described in Item 1.01, Matthew Eby has tendered his resignation as a Class II director of the Company and Rodney Cohen has been appointed to serve as a Class II director of the Company to fill the vacancy created by Mr. Eby’s resignation. To the extent required by Item 5.02 of Form 8-K, the information contained or incorporated in Item 1.01 of this report is incorporated by reference in this Item 5.02.

Forward-Looking Statements

Certain statements in this press release and oral statements made from time to time by representatives of the Company are forward-looking statements (“forward-looking statements”) within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the timing and likelihood of the Galaxy acquisition, the expected effects of the Galaxy acquisition on the Company’s revenues, earnings and brands and the expected financing for the acquisition. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Our actual results could differ materially from those stated or implied in forward looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions and other statements that are not historical in nature, including those that include the words “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “forecasts,” “projects,” “aims,” “targets,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereon and similar expressions. Such forward-looking statements reflect the Company’s current views with respect to future events, based on what the Company believes are reasonable assumptions. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including risks and uncertainties discussed in the reports that the Company has filed with the SEC; risks related to the proposed transaction, including the ability to consummate the merger and the timing of the closing of the merger; general economic, market, or business conditions; changes in the Company’s competitive position or competitive actions by other companies; the Company’s ability to maintain strong relationships with its licensees; the Company’s ability to retain key personnel; the Company’s ability to achieve and/or manage growth and to meet target metrics associated with such growth; the Company’s ability to successfully attract new brands; the Company’s ability to identify suitable targets for acquisitions; the Company’s ability to obtain financing for the acquisitions on commercially reasonable terms; the Company’s ability to integrate successfully the new acquisitions into its ongoing business; and the ability to achieve the anticipated results of the proposed transaction and other potential acquisitions; the Company’s ability to comply with government regulations; changes in laws or regulations or policies of federal and state regulators and agencies; and other circumstances beyond the Company’s control. Refer to the section entitled “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as well as the Company’s Quarterly Reports on Form 10-Q and other SEC filings for a discussion of important risks, uncertainties and other factors that may affect our business, results of operations and financial condition. The Company’s stockholders are urged to consider such risks, uncertainties and factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, the Company intends to file with the SEC an information statement of the Company in accordance with Regulation 14C of the Securities Exchange Act of 1934, as amended. The Company also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE INFORMATION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a copy, without charge, of the information statement (if and when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents, without charge, by contacting the Company’s Investor Relations department at 1065 Avenue of the Americas, 30th Floor, New York, New York 10018, Tel: (646) 564-2577.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 24, 2014, by and among Sequential Brands Group, Inc., SBG Universe Brands, LLC, Universe Galaxy Merger Sub, Inc., Galaxy Brand Holdings, Inc., Carlyle Equity Opportunity GP, L.P., solely in its capacity as the representative of the Galaxy stockholders and optionholders, and, for purposes of Section 6.5(b) thereof only, Carlyle Galaxy Holdings, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENTIAL BRANDS GROUP, INC.

Date: June 25, 2014	/s/ Gary Klein
Gary Klein
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 24, 2014, by and among Sequential Brands Group, Inc., SBG Universe Brands, LLC, Universe Galaxy Merger Sub, Inc., Galaxy Brand Holdings, Inc., Carlyle Equity Opportunity GP, L.P., solely in its capacity as the representative of the Galaxy stockholders and optionholders, and, for purposes of Section 6.5(b) thereof only, Carlyle Galaxy Holdings, L.P.